Exhibit 10.9.1

EXECUTION VERSION

AMENDMENT NO. 1 dated as of July 19, 2021 (this “Amendment”), to the TERM LOAN AGREEMENT dated as of February 22, 2021 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among JACKSON FINANCIAL INC., a Delaware corporation, the BANKS party thereto and CITIBANK, N.A., as Administrative Agent. Defined terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS pursuant to the Credit Agreement, the Banks have agreed to extend credit to the Company on the terms and subject to the conditions set forth therein;

WHEREAS the Company has advised the Administrative Agent that it desires to amend the Credit Agreement to modify the Availability Period set forth therein;

WHEREAS the Company has requested that the Banks consent to this Amendment; and

WHEREAS the undersigned Banks, constituting all Banks under the Credit Agreement, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. (a)    The defined term “Availability Termination Date” is hereby amended by replacing the text “the date that is six months from the Effective Date” in clause (i) thereof with the text “the date that is nine months from the Effective Date”.

(b) The defined term “Applicable Margin” is hereby amended to insert below the table therein the text “From and after February 21, 2022, each of the percentages set forth in the table above under the captions “Applicable Margin (Base Rate Term Loans)” and “Applicable Margin (Euro-Dollar Term Loans)” shall be increased by 0.25% with respect to the 2022 Term Loans.”.

(c) The defined term “Maturity Date” is hereby amended by replacing the text “February 21, 2022” in clause (a) thereof with the text “May 21, 2022”.

(d) The defined term “Adjusted Consolidated Net Worth” is hereby amended (i) by replacing the text “consolidated shareholders’ equity” with the text “total equity” and (ii) by replacing the text “(ii) the effect of any election under the fair value option in FASB ASC 825 permitting a Person to measure its financial assets or liabilities at the fair value thereof, and the related tax impact and (iii)” with the text “with the exception of Accumulated Other Comprehensive Income (Loss) arising from investments held within the Athene Reinsurance Funds Withheld Account, as disclosed in the Notes to the Consolidated Financial Statements and (ii)”.

SECTION 2. Representations and Warranties. The Company represents and warrants to the Administrative Agent and to each of the Banks that:

(a) This Amendment has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally, concepts of reasonableness and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of the Company set forth in the Credit Agreement are true and correct (i) in the case of any representation and warranty that is qualified by materiality, in all respects and (ii) otherwise, in all material respects, on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a specified date or dates, in which case such representation or warranty is true and correct (i) in the case of any representation and warranty that is qualified by materiality, in all respects and (ii) otherwise, in all material respects, as of such specified date or dates).

(c) At the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 3. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) when the Administrative Agent shall have received (a) counterparts of this Amendment that, when taken together, bear the signatures of the Company and each of the Banks, (b) an opinion of external counsel to the Company addressed to it and the Banks and dated the Amendment Effective Date, covering such customary matters relating to the Company, this Amendment or the transactions contemplated hereby as the Administrative Agent shall reasonably request, (c) such documents and certificates as the Administrative Agent may reasonably request relating to the execution and delivery of this Amendment, in form and substance reasonably satisfactory to the Administrative Agent, and (d) payment of all fees and expenses required to be paid by the Company pursuant to Section 7 hereof.

SECTION 4. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Banks, the Administrative Agent or the Company under the Credit Agreement or any other Credit Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. After the date hereof, any reference in the Credit Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “ Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

SECTION 5. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.12 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 6. Counterparts; Amendment. This Amendment may be executed in counterparts (and by different parties hereto and on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in any electronic form (including deliveries by fax, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. This Amendment may not be amended nor may any provision hereof be waived except in accordance with Section 9.05 of the Credit Agreement.

SECTION 7. Fees and Expenses. The Company hereby agrees to pay to the Administrative Agent on the Amendment Effective Date, for the account of each Bank, the amendment fee previously agreed between the Company and the Administrative Agent. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Credit Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 8. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.

JACKSON FINANCIAL INC. by
/s/ Marcia Wadsten
Name: Marcia Wadsten
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment to Term Loan Agreement]

CITIBANK, N.A., individually and as Administrative Agent, by

/s/ Maureen Maroney
Name: Maureen Maroney
Title: Vice President

[Signature Page to Amendment to Term Loan Agreement]

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TERM LOAN AGREEMENT DATED AS OF FEBRUARY 22, 2021, AMONG JACKSON FINANCIAL INC., THE BANKS PARTY THERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT

Morgan Stanley Bank, N.A.

By:	/s/ Mrinalini MacDonough
Name: Mrinalini MacDonough
Title: Authorized Signatory

[Signature Page to Amendment to Term Loan Agreement]

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TERM LOAN AGREEMENT DATED AS OF FEBRUARY 22, 2021, AMONG JACKSON FINANCIAL INC., THE BANKS PARTY THERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT

Name of Bank: BANK OF AMERICA N.A.

By:	/s/ Sidhima Daruka
Name: Sidhima Daruka
Title: Vice President

[Signature Page to Amendment to Term Loan Agreement]

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE REVOLVING CREDIT AGREEMENT DATED AS OF FEBRUARY 22, 2021, AMONG JACKSON FINANCIAL INC., THE SUBSIDIARY ACCOUNT PARTIES PARTY THERETO, THE BANKS PARTY THERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT

Name of Bank: BARCLAYS BANK PLC

By:	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Director

[Signature Page to Amendment to Term Loan Agreement]

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE REVOLVING CREDIT AGREEMENT DATED AS OF FEBRUARY 22, 2021, AMONG JACKSON FINANCIAL INC., THE SUBSIDIARY ACCOUNT PARTIES PARTY THERETO, THE BANKS PARTY THERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT

JPMorgan Chase Bank, N.A.

By:	/s/ James S. Mintzer
Name: James S. Mintzer
Title: Executive Director

[Signature Page to Amendment to Term Loan Agreement]

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE REVOLVING CREDIT AGREEMENT DATED AS OF FEBRUARY 22, 2021, AMONG JACKSON FINANCIAL INC., THE SUBSIDIARY ACCOUNT PARTIES PARTY THERETO, THE BANKS PARTY THERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT

Name of Bank:

Wells Fargo Bank, National Association

[Name of Bank]

By:	/s/ Michele S. Dagenhart
Name: Michele S. Dagenhart
Title: Managing Director

[Signature Page to Amendment to Term Loan Agreement]

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE REVOLVING CREDIT AGREEMENT DATED AS OF FEBRUARY 22, 2021, AMONG JACKSON FINANCIAL INC., THE SUBSIDIARY ACCOUNT PARTIES PARTY THERETO, THE BANKS PARTY THERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT

BNP PARIBAS

By:	/s/ Monica Hanson
Monica Hanson
Managing Director

By:	/s/ Marguerite L. Lebon
Marguerite L. Lebon
Vice President

[Signature Page to Amendment to Term Loan Agreement]

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE REVOLVING CREDIT AGREEMENT DATED AS OF FEBRUARY 22, 2021, AMONG JACKSON FINANCIAL INC., THE SUBSIDIARY ACCOUNT PARTIES PARTY THERETO, THE BANKS PARTY THERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT

Name of Bank:

CREDIT SUISSE AG, NEW YORK BRANCH

By:	/s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

By:	/s/ Michael Dieffenbacher
Name: Michael Dieffenbacher
Title: Authorized Signatory

[Signature Page to Amendment to Term Loan Agreement]

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE REVOLVING CREDIT AGREEMENT DATED AS OF FEBRUARY 22, 2021, AMONG JACKSON FINANCIAL INC., THE SUBSIDIARY ACCOUNT PARTIES PARTY THERETO, THE BANKS PARTY THERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT

Name of Bank: GOLDMAN SACHS BANK USA

By:	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

[Signature Page to Amendment to Term Loan Agreement]

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE REVOLVING CREDIT AGREEMENT DATED AS OF FEBRUARY 22, 2021, AMONG JACKSON FINANCIAL INC., THE SUBSIDIARY ACCOUNT PARTIES PARTY THERETO, THE BANKS PARTY THERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT

Name of Bank.

HSBC Bank USA, N.A.

By:	/s/ Teresa Pereyra
Name: Teresa Pereyra
Title: Vice President, Financial Institutions Group

[Signature Page to Amendment to Term Loan Agreement]

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE REVOLVING CREDIT AGREEMENT DATED AS OF FEBRUARY 22, 2021, AMONG JACKSON FINANCIAL INC., THE SUBSIDIARY ACCOUNT PARTIES PARTY THERETO, THE BANKS PARTY THERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT

Name of Bank:

MUFG Union Bank N.A.

By:	/s/ Rajiv Ranjan
Name: Rajiv Ranjan
Title: Vice President

[Signature Page to Amendment to Term Loan Agreement]

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE REVOLVING CREDIT AGREEMENT DATED AS OF FEBRUARY 22, 2021, AMONG JACKSON FINANCIAL INC., THE SUBSIDIARY ACCOUNT PARTIES PARTY THERETO, THE BANKS PARTY THERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT

Name of Bank:

Societe Generale

By:	/s/ Jonathan Logan
Name: Jonathan Logan
Title: Director

[Signature Page to Amendment to Term Loan Agreement]

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE REVOLVING CREDIT AGREEMENT DATED AS OF FEBRUARY 22, 2021, AMONG JACKSON FINANCIAL INC., THE SUBSIDIARY ACCOUNT PARTIES PARTY THERETO, THE BANKS PARTY THERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT

Name of Bank:

THE BANK OF NEW YORK MELLON

By:	/s/ Benjamin Goldberg
Name: Benjamin Goldberg
Title: Vice President

[Signature Page to Amendment to Term Loan Agreement]

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE REVOLVING CREDIT AGREEMENT DATED AS OF FEBRUARY 22, 2021, AMONG JACKSON FINANCIAL INC., THE SUBSIDIARY ACCOUNT PARTIES PARTY THERETO, THE BANKS PARTY THERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT

Name of Bank:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Kimberly R. Costa
Name: Kimberly R. Costa
Title: Vice President

[Signature Page to Amendment to Term Loan Agreement]

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE REVOLVING CREDIT AGREEMENT DATED AS OF FEBRUARY 22, 2021, AMONG JACKSON FINANCIAL INC., THE SUBSIDIARY ACCOUNT PARTIES PARTY THERETO, THE BANKS PARTY THERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT

Name of Bank:

The Northern Trust Company

By:	/s/ Joshua Metcalf
Name: Joshua Metcalf
Title: VP

[Signature Page to Amendment to Term Loan Agreement]